Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michel Lemoine, President, Secretary and Treasurer of Dragon’s Lair Holdings, Inc. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2009  (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

DRAGON’S LAIR HOLDINGS, INC.                       /s/ Michel Lemoine
(Registrant)                                                                Michel Lemoine
                                                                                     President, Secretary and Treasurer
                                                                                    (Principal Accounting Officer)
Dated:           November 16, 2009